UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2009

KIMCO REALTY CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

3333 New Hyde Park Road, Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 869-9000

 (Registrant’s telephone number, including area code)

Not applicable

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement.

On December 8, 2009, Kimco Realty Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) and a Terms Agreement (the “Terms Agreement”) with the several underwriters named therein (the “Underwriters”), for whom Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as representatives, pursuant to which the Company agreed to sell to the Underwriters 25,000,000 shares of common stock, par value $.01 per share (the “Shares”).  Additionally, the Company granted to the Underwriters a 30-day option to purchase up to an additional 3,750,000 Shares to cover over-allotments, if any. The Shares were offered and sold pursuant to a prospectus supplement, dated December 8, 2009 and related prospectus, dated April 24, 2009, each filed with the Securities and Exchange Commission, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-158762). Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

Please refer to Exhibit 99.1, which is incorporated into this Item 7.01 by reference.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated December 8, 2009, by and among Kimco Realty Corporation and Deutsche Bank Securities Inc. as representatives of the several underwriters named in the Terms Agreement referenced below

1.2	Terms Agreement, dated December 8, 2009, by and among Kimco Realty Corporation and Deutsche Bank Securities Inc. as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP, dated December 8, 2009, as to the legality of the common stock, par value $.01 per share.

99.1	Press Release, dated December 8, 2009, issued by Kimco Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

By:

/s/ Michael V. Pappagallo

Name:

Michael V. Pappagallo

Title:

Executive Vice President,

Chief Financial Officer, and

Chief Administrative Officer

Date:  December 8, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated December 8, 2009, by and among Kimco Realty Corporation and Deutsche Bank Securities Inc. as representatives of the several underwriters named in the Terms Agreement referenced below

1.2	Terms Agreement, dated December 8, 2009, by and among Kimco Realty Corporation and Deutsche Bank Securities Inc. as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP, dated December 8, 2009, as to the legality of the common stock, par value $.01 per share.

99.1	Press Release, dated December 8, 2009, issued by Kimco Realty Corporation.